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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 1997




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                         1-8597                          94-2657368
(State or other jurisdiction    (Commission File Number)         (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

On September 3, 1997, The Cooper Companies, Inc. (the "Company") issued two press releases: (1) announcing it had signed a non-binding letter of intent with Aspect Vision Care, Ltd. to acquire substantially all of Aspect Vision Care and (2) providing certain commentary with respect thereto. These releases are filed as an exhibit hereto and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

Exhibit
  No.        Description
99.1         Two Press Releases Dated September 3, 1997 of The Cooper Companies, Inc.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE COOPER COMPANIES, INC.



                                         By  /s/ Stephen C. Whiteford
                                             ------------------------------
                                             Stephen C. Whiteford
                                             Vice President and
                                             Corporate Controller
                                             (Principal Accounting Officer)

Dated:  September 3, 1997


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                                  EXHIBIT INDEX


Exhibit                                                                 Sequentially
  No.          Description                                              Numbered Page
99.1           Two Press Releases Dated September 3, 1997 of The
               Cooper Companies, Inc.

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